Consolidated Statements of Cash Flows (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
(a) Proceeds from sale of an investment in previously consolidated subsidiary: The subsidiary' assets and liabilities at date of sale:
Non-current liabilities			$ (205)
Non-controlling interests			171
Gain from sale of subsidiary			33
Assets acquired and liabilities assumed, net			(1)
(b) Acquisition of initially consolidated subsidiary: The subsidiaries' assets and liabilities at date of acquisition:
Working capital (excluding cash)	648
Property and equipment	(2,192)
Customer relationships	(307)
Deferred taxes liability	60
Goodwill	(160)
Non-controlling interests	318
Assets and liabilities at date of acquisition	(1,633)
Conversion of convertible loans	1,647
Acquisition of initially consolidated subsidiary, Total	14
(c) Significant non-cash transactions:
Issue of share capital	10
Unpaid issue expenses	$ 30		$ 87